Segment Reporting (Details)	12 Months Ended
Dec. 31, 2025
Segment Reporting [Line Items]
Reportable segment	1
Description of CODM	The chief executive officer assesses performance for this segment and decides how to allocate resources based on operating expenses excluding non-cash items and net loss. These expenses are comprised of research and development expenses related to its lead product candidates as well as other personnel, facility, and general and administrative costs. The measure of segment assets is reported on the balance sheet as cash and cash equivalents. The chief executive officer performs the assessment of segment performance by using the reported measure of segment profit or loss to monitor budget versus actual results.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	chief executive officer